UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934


                         Date of Report: April 15, 2003




                        FIRST OAK BROOK BANCSHARES, INC.









      DELAWARE                               0-14468            36-3220778
(State or other jurisdiction of           (Commission         (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050
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                        FIRST OAK BROOK BANCSHARES, INC.
                                    FORM 8-K
                                 April 15, 2003



                              Item 5. Other Events

On April 15, 2003, First Oak Brook Bancshares, Inc. issued a press release announcing its earnings results for the quarter ended March 31, 2003. This press release, dated April 15, 2003, is attached as Exhibit 99 to this report.

                    Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(b) Exhibit Index:

99  Press Release issued by First Oak Brook Bancshares, Inc. dated April 15,
    2003.

The following Items are not applicable for this Form 8-K:

         Item 1.     Changes in Control of Registrant

         Item 2.     Acquisition or Disposition of Assets

         Item 3.     Bankruptcy or Receivership

         Item 4.     Changes in Registrant's Certifying Accountant

         Item 6.     Resignations of Registrant's Directors

         Item 8.     Change in Fiscal Year

         Item 9.     Sales of Equity Securities Pursuant to Regulation S


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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FIRST OAK BROOK BANCSHARES, INC.
                                                       (Registrant)



      Date: April 15, 2003                            /S/ROSEMARIE BOUMAN
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                                                     Rosemarie Bouman
                                                     Vice President and
                                                     Chief Financial Officer


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